UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 14, 2013

MASIMO CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-33642	33-0368882
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

40 Parker Irvine, California		92618
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (949) 297-7000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On February 14, 2013, Masimo Corporation (the “Company”) issued a press release announcing its financial results for the fourth quarter and full year ended December 29, 2012. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 7.01.	Regulation FD Disclosure.

On February 14, 2013, the Company issued a press release announcing that its board of directors has authorized the repurchase of up to 6 million shares of the company’s common stock, which is attached as Exhibit 99.2 to this Current Report on Form 8-K and incorporated herein by reference. The stock repurchase program may be carried out at the direction of the company through open market purchases, block trades, one or more trading plans adopted in accordance with Rule 10b5-1 of the Securities and Exchange Commission, and in privately negotiated transactions. The repurchase program will become effective on February 20, 2013 and is expected to continue for a period of up to 36 months unless it is terminated earlier by the Board of Directors. Any repurchases will be subject to the availability of stock, general market conditions, the trading price of the stock, available capital, alternative uses for capital and the company’s financial performance. The company expects to fund the stock repurchase program through its available cash, future cash from operations, or other potential sources of capital.

Exhibit 99.2 shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits.

(d) The following items are filed as exhibits to this Current Report on Form 8-K:

Exhibit No.	Description

99.1	Press Release, dated February 14, 2013, Reporting Fourth Quarter and Full Year 2012 Financial Results

99.2	Press Release, dated February 14, 2013, Announcing Adoption of Stock Repurchase Program

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Masimo Corporation has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MASIMO CORPORATION a Delaware corporation

Date: February 14, 2013	By:	/s/ MARK P. DE RAAD
Mark P. de Raad
Executive Vice President & Chief Financial Officer
(Principal Financial and Accounting Officer)

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated February 14, 2013, Reporting Fourth Quarter and Full Year 2012 Financial Results

99.2	Press Release, dated February 14, 2013, Announcing Adoption of Stock Repurchase Program